   As filed with the Securities and Exchange Commission on September 12, 2003
             Securities Act Registration No. 333-94871 Exchange Act

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ISLAND PACIFIC, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                                          33-0896617
      --------------                                    ------------
(State or Other Jurisdiction                (IRS Employer Identification Number)
    of Incorporation)

                      19800 MacArthur Boulevard, Suite 1200
                            Irvine, California 92612
          ------------------------------------------------------------
              (Address of Registrant's Principal Executive Offices)

                            1998 Incentive Stock Plan
                             -----------------------
                            (Full Title of the Plan)

                          The Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                           Wilmington, Delaware 19801
                                 (302) 658-7581
             -------------------------------------------------------
            (Name, Address and Telephone Number of Agent for Service)

            It is requested that copies of communications be sent to:

                                  Harvey Braun
                             Chief Executive Officer
                      19800 MacArthur Boulevard, Suite 1200
                            Irvine, California 92612
                                 (949) 476-2212

                             Harry J. Proctor, Esq.
                      Solomon Ward Seidenwurm & Smith, LLP
                            401 B Street, Suite 1200
                          San Diego, California 92101
                                 (619) 231-0303
             -------------------------------------------------------


                                        CALCULATION OF REGISTRATION FEE
                     --------------------------------------------------------------------
 Title of Securities to be      Amount to be     Proposed Maximum Offering   Proposed Maximum Offering         Amount of
        Registered               Registered            Price Per Unit                  Price               Registration Fee
  $.0001 par value common         N/A (1)                 N/A (1)                     N/A (1)                   N/A (1)
           stock


(1) No additional securities are to be registered and registration fees were paid upon filing of the original Registration No. 333-94871.

The Exhibit Index for this Post-Effective Amendment follows the signature page.

                              ISLAND PACIFIC, INC.
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                       REGISTRATION STATEMENT ON FORM S-8

                               CHANGE OF DOMICILE

         This Post-Effective Amendment No. 1 (this "Amendment") to that certain Registration Statement on Form S-8 (File No. 333-94871, the "Registration Statement") is being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Securities Act") by Island Pacific, Inc., a Delaware corporation formerly known as SVI Solutions, Inc. (the "Registrant"), which is the successor to SVI Holdings, Inc., a Nevada corporation ("SVI Nevada"), following a statutory merger effective on March 1, 2001 (the "Merger") for the purpose of changing SVI Nevada's state of incorporation. Prior to the Merger, the Registrant had only nominal assets or liabilities. In connection with the Merger, the Registrant succeeded by operation of law to all of the assets and liabilities of SVI Nevada. The Merger was approved by the shareholders of SVI Nevada at a meeting for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Except as modified by this Amendment, Registrant, by virtue of this Amendment, expressly adopts the Registration Statement as its own registration statement for all purposes of the Securities Act and the Exchange Act.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

         * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1993, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Island Pacific, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         a) The Registration Statement.

         b) The Registrant's latest annual report on Form 10-K/A filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or either (1) the Registrant's latest prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited consolidated financial statements for the Registrant's latest fiscal year for which such statements have been filed, or (2) the Registrant's effective registration statement on Form 10 or 20-F filed under the Exchange Act containing audited consolidated financial statements for the Registrant's latest fiscal year.

         c) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports, the prospectus or the registration statement referred to in (a) above.

         d) The description of the Registrant's Common Stock which is contained in a registration statement filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         As permitted by Delaware law, the Company's Amended and Restated Certificate of Incorporation provides that the Company shall indemnify any current or former director or officer and may indemnify any current or former employee or agent against attorneys' fees and other expenses and liabilities he may incur to defend, settle or satisfy any civil or criminal action brought against him arising out of his association with or activities on behalf of the Company, if he acted in good faith and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The Company may also bear the expenses of such litigation for any such person upon his promise to repay such sums if it is ultimately determined that he is not entitled to indemnification. Such expenditures could be substantial and may not be recouped, even if the Company is so entitled. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         Pursuant to the General Corporation Law of Delaware, the Company's Amended and Restated Certificate of Incorporation excludes personal liability on the part of its directors to the Company for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of Section 174 of the General Corporation Law of Delaware, or any transaction from which a director receives an improper personal benefit. This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director's liability under federal or applicable state securities laws.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS

Exhibit No.            Description
-----------            -----------
         3.1           Amended and Restated Certificate of Incorporation (1)
         3.2           Restated Bylaws (2)
         5.1           Opinion of Solomon Ward Seidenwurm & Smith, LLP
        23.1           Consent of Singer Lewak Greenbaum & Goldstein LLP
        23.2           Consent of Deloitte & Touche LLP
        23.3           Consent of Solomon Ward Seidenwurm & Smith, LLP (included
                          in Exhibit 5.1)
        24.1           Power of Attorney (included on signature page)
        99.1           1998 Incentive Stock Plan, as amended (included herewith)

(1) Incorporated by reference to Exhibit 3.1 to the Registrant's Form 8-K filed July 15, 2003.

(2) Incorporated by reference to Exhibit 3.2 to the Registrant's Form 10-K for the fiscal year ended March 31, 2001 and filed July 16, 2001.

ITEM 9.  UNDERTAKINGS

         (a) Rule 415 Offering.

                  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (a)(1)(i) and
(a)(1)(ii) do not apply if this Registration Statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by this Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) Filings Incorporating Subsequent Exchange Act Documents by
Reference.

                  The undersigned Registrant hereby undertakes that, for proposes of determining any liability under the Securities Act, each fling of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8.

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                              --------------------

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Carlsbad, State of California, on September 12, 2003.

                                            ISLAND PACIFIC, INC.,
                                            a Delaware corporation


                                            By: /s/ Harvey Braun
                                                --------------------------------
                                                Harvey Braun
                                                Chief Executive Officer and
                                                Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, the Members of the Compensation Committee have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Irvine, State of California, on September 12, 2003.

                                            ISLAND PACIFIC, INC.,
                                            a Delaware corporation


                                            By: /s/ Ian Bonner
                                                --------------------------------
                                                Compensation Committee member

                                            ISLAND PACIFIC, INC.,
                                            a Delaware corporation


                                            By: /s/ Michael Silverman
                                                --------------------------------
                                                Compensation Committee member

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harvey Braun as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including the post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                        Capacity                                     Date
----------                        --------                                     ----
/s/ Harvey Braun                  Chief Executive Officer and Chairman         September 12, 2003
---------------------------
Harvey Braun


/s/ Steven Beck                   President, Chief Operating Officer and       September 12, 2003
---------------------------       Director
Steven Beck


/s/ Donald S. Radcliffe           Director                                     September 12, 2003
---------------------------
Donald S. Radcliffe


/s/ Ivan M. Epstein               Director                                     September 12, 2003
---------------------------
Ivan M. Epstein


/s/ Ian Bonner                    Director                                     September 12, 2003
---------------------------
Ian Bonner


/s/ Michael Silverman             Director                                     September 12, 2003
---------------------------
Michael Silverman


/s/ Robert P. Wilkie              Director                                     September 12, 2003
---------------------------
Robert P. Wilkie
